United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8519

(Investment Company Act File Number)

Federated Core Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/19

Date of Reporting Period: 10/31/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
October 31, 2019

Emerging Markets Core Fund

A Portfolio of Federated Core Trust
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Emerging Markets Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2019 was 13.41%. The total return of the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI),1 the Fund's broad-based securities market index, was 12.73% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBEMAI.
The Fund's investment strategy seeks to provide returns that are correlated with the BBEMAI. The most influential components affecting the Fund's performance relative to the index were: (1) asset allocation;2 (2) security selection; (3) duration management3,4 and (4) currency exposure.
MARKET OVERVIEW
Global developments varied widely in 2019 and touched upon a dizzying array of subjects that ranged from U.S. impeachment proceedings, aggressive European monetary easing, rising risk of default and political transition in Argentina, drone attacks on Saudi oil fields, and mounting fears of a global recession. In the U.S., the Federal Reserve, after initially raising rates earlier in the reporting period, proceeded to then cut interest rates later in the reporting period. Central to this reduction in U.S. borrowing costs were trade tensions with China and increasing risks of an economic downturn in both Europe and Asia. U.S. economic data during the third calendar quarter remained fairly resilient but began to hint that the U.S. economy was not immune to global trade tensions
In Argentina, President Macri's popularity continued to decline on domestic economic weakness and high inflation. The preliminary primary election predicted minimal chance of Macri retaining leadership. The International Monetary Fund may discontinue disbursements if the new regime does not develop a coherent economic policy. In Brazil, President Bolsonaro's discussions in relation to the all-elusive pension reform progressed. In Mexico, economic activity continued to weaken and its central bank took a more accommodating monetary policy stance. Initially, in Mexico, President Andres Moreno Lopez Obrador (AMLO) roiled markets with the decision to hold a series of public referendums regarding a number of key domestic issues. One such vote involved the cancellation of the new Mexico City Airport. The non-binding vote resulted in AMLO terminating the project, despite the fact that financing had already been secured and construction commenced. The precedent had initially left international investors cautious and worried about future policy directives. However, as the year progressed, a lack of any new material headwinds from President AMLO provided a welcomed respite for investors. The rest of Latin America saw volatility in commodity prices as trade talks continued between the U.S. and China. Failed resolution in these talks has remained a key story globally with commodity prices at the mercy of global trade developments. In Venezuela, the incumbent government survived an opposition threat to seize power. Quality of life for Venezuelan citizens remains abysmal, but there is no apparent leadership transition in sight.
In Europe, Middle East, and Africa (EMEA region) the Turkish economy returned to positive growth, largely on the back of consumer expenditure and net exports. In the aftermath of the lira crisis in the summer of 2018, Turkish inflation peaked at 25%; however, over the past year, this has declined to 8.5%, thereby allowing 1000 basis points of rate cuts during the reporting period. In spite of this clear disinflationary course, investors continued to question the independence and credibility of monetary policy after the central bank governor was dismissed by presidential decree in July. Following on from his May 2019 election victory, President Ramaphosa of South Africa was expected to embark on a series of pro-growth economic reforms and the restructuring of ailing public enterprises. However, during the reporting period, significant shortfalls in tax revenues, a ZAR 49 billion bailout for Eskom and opposition to his reform program has hampered any progress. At the last Medium Term Budget Policy Statement in October 2019, growth projections were cut and the debt to GDP ratio was forecast to rise above 70% over the medium-term, putting its Moody's investment-grade rating in jeopardy.
Tensions in the Middle East region increased over the past year as we saw armed confrontation flare up in the Persian Gulf. What started off as small attacks on oil tankers by suspected Iranian naval forces culminated in the much larger September missile attack on Saudi oil installations. Although the international response was fairly muted, the attack disrupted close to 50% of Saudi Arabia daily oil production and led to Brent crude prices spiking by 15% during the reporting period. Such geopolitical risks were a reminder to investors of the risks inherent in the region.
The U.S.-China trade talks grounded to a halt in the spring as the dispute turned ugly and more forceful language was used by both sides. However, at a bilateral meeting in June on the sidelines of the Osaka G20 summit, a truce was declared. In exchange for a commitment by the U.S. to not impose new additional tariffs on Chinese imports and the lifting of a ban on equipment sales to telecom giant Huawei, the Chinese side committed to buying more U.S. agricultural produce. These concessions were enough to restart talks on a multi-layered trade deal. Phase 1 discussions started in September, and a draft text has been largely agreed upon.
Annual Shareholder Report

Asset Allocation
Fund management actively allocated the Fund's assets between corporate, sovereign and quasi-sovereign debt. During the reporting period, corporate and quasi-sovereign debt outperformed sovereign debt. Management had more of the Fund's assets allocated to corporate and quasi-sovereign debt relative to its benchmark, which contributed positively to relative Fund performance.
Security Selection
Security selection was the biggest driver for outperformance relative to the benchmark. For example, security selection in Indonesia, Russia, Qatar and Egypt all contributed positively to Fund performance.
Duration
During the reporting period, Fund management actively managed the overall duration exposure of the Fund utilizing cash, bonds and various U.S. Treasury interest rate futures.5 The Fund's interest rate exposure shifted between a marginally underweight position to a marginally overweight position relative to its benchmark. The strategy did not work well and contributed negatively to Fund performance.
Currency
During the reporting period, the Fund had small exposure to several emerging and developed market currencies. Overall, non-dollar currency exposure had a positive contribution to Fund performance. Exposure to the Indonesian rupiah, Egyptian pound and Mexican peso had the greatest contribution to the positive performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBEMAI.
2	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Emerging Markets Core Fund from November 30, 2008 to October 31, 2019, compared to Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2019
Effective June 20, 2016, the Fund has changed its fiscal year end from November 30 to October 31.
Average Annual Total Return for the Period Ended 10/31/19
	1 Year	5 Years	10 Years
Fund	13.41%	4.26%	6.40%
BBEMAI	12.73%	4.90%	6.65%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBEMAI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBEMAI is a flagship hard currency emerging markets (EM) debt benchmark that included fixed- and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate EM issuers. The BBEMAI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2019, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
China	16.1%
Mexico	7.9%
Brazil	6.9%
Russia	5.9%
Saudi Arabia	5.0%
Indonesia	4.7%
Turkey	3.5%
Colombia	2.8%
India	2.6%
United Arab Emirates	2.4%
South Korea	2.4%
Qatar	2.3%
Chile	2.3%
Ukraine	2.2%
Peru	2.2%
South Africa	1.9%
Argentina	1.9%
Oman	1.8%
Kazakhstan	1.6%
Bahrain	1.5%
Egypt	1.5%
United States	1.1%
Panama	1.1%
Thailand	1.0%
Dominican Republic	1.0%
Philippines	1.0%
Other[2]	11.8%
Derivatives[3]	0.2%
Other Security Type	0.1%
Cash Equivalents[4]	1.9%
Other Assets and Liabilities—Net[5]	1.4%
TOTAL	100.0%
1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statements of Assets and Liabilities for information regarding the Fund's foreign cash position.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
October 31, 2019
Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—62.2%
		Air Transportation—0.1%
$500,000		Gol Finance, Sr. Unsecd. Note, 144A, 7.000%, 1/31/2025	$513,750
		Airport—0.4%
1,000,000		Aeropuerto Internacional de Tocumen SA, 144A, 6.000%, 11/18/2048	1,248,750
187,500		Aeropuertos Argentina 2000 S.A., Sec. Fac. Bond, 144A, 6.875%, 2/1/2027	174,844
766,000		Mexico City Airport Trust, 144A, 3.875%, 4/30/2028	769,447
1,003,000		Mexico City Airport Trust, Sec. Fac. Bond, 144A, 5.500%, 10/31/2046	1,013,030
500,000		Mexico City Airport Trust, Sec. Fac. Bond, REGS, 4.250%, 10/31/2026	513,750
		TOTAL	3,719,821
		Automotive—0.9%
1,000,000		Hyundai Capital America, Sr. Unsecd. Note, 144A, 3.400%, 6/20/2024	1,027,017
3,000,000		Hyundai Capital America, Sr. Unsecd. Note, REGS, 2.750%, 9/27/2026	2,932,564
2,950,000		Hyundai Capital Services, Inc., Sr. Unsecd. Note, 144A, 3.625%, 8/29/2027	3,015,276
1,000,000		Nemak SAB de CV, Sr. Unsecd. Note, 144A, 4.750%, 1/23/2025	1,037,500
		TOTAL	8,012,357
		Banking—11.9%
2,800,000		Akbank TAS, 144A, 7.200%, 3/16/2027	2,655,629
2,000,000	[1]	Al Ahli Bank of Kuwait, Jr. Sub. Note, 7.250%, 9/26/2023	2,122,286
1,500,000	[1]	Alfa Bank (Alfa Bond), Jr. Sub. Note, 8.000%, 2/3/2022	1,543,515
2,000,000		Axiata SPV2 Bhd, Sr. Unsecd. Note, Series EMTN, 4.357%, 3/24/2026	2,142,671
1,160,000		BBVA Bancomer SA Mexico, Jr. Sub. Note, 144A, 5.350%, 11/12/2029	1,174,512
1,000,000		BBVA Bancomer SA Mexico, Sub. Deb., 144A, 5.875%, 9/13/2034	1,018,500
577,000		BBVA Bancomer SA Texas, Sub. Note, REGS, 6.500%, 3/10/2021	607,298
500,000		BBVA Bancomer SA Texas, Sub. Note, REGS, 6.750%, 9/30/2022	550,600
1,000,000		BDO Unibank, Inc., Sr. Unsecd. Note, Series EMTN, 2.625%, 10/24/2021	1,004,787
900,000		Banco Bradesco SA, Sub., REGS, 5.750%, 3/1/2022	957,384
1,000,000		Banco Davivienda S A, REGS, 5.875%, 7/9/2022	1,068,760
2,000,000		Banco De Bogota S.A., Sub., REGS, 6.250%, 5/12/2026	2,265,020
1,130,000		Banco de Credito del Peru, REGS, 6.125%, 4/24/2027	1,217,575
400,000		Banco de Credito del Peru, Sr. Unsecd. Note, 144A, 2.700%, 1/11/2025	398,500
700,000		Banco de Credito E Inversiones, Sr. Unsecd. Note, REGS, 3.500%, 10/12/2027	729,312
700,000		Banco Do Brasil S.A., 3.875%, 10/10/2022	718,200
1,270,000		Banco Do Brasil S.A., Sr. Unsecd. Note, REGS, 5.375%, 1/15/2021	1,309,700
300,000		Banco do Estado do Rio Grande do Sul SA, Sub., 144A, 7.375%, 2/2/2022	322,128
700,000		Banco General SA, Sr. Unsecd. Note, 144A, 4.125%, 8/7/2027	734,965
1,000,000		Banco Internacional del Peru SAA Interbank, Jr. Sub. Note, 144A, 8.500%, 4/23/2070	1,023,760
500,000		Banco Internacional del Peru SAA Interbank, Sr. Unsecd. Note, 144A, 3.250%, 10/4/2026	500,000
500,000		Banco Internacional del Peru SAA Interbank, Unsecd. Note, 144A, 3.375%, 1/18/2023	507,250
1,000,000		Banco Mercantil Del Nort, Jr. Sub. Note, 144A, 5.750%, 10/4/2031	1,013,760
500,000		Banco Reservas Rep Domin, 144A, 7.000%, 2/1/2023	526,255
250,000		Banco Reservas Rep Domin, REGS, 7.000%, 2/1/2023	263,127
1,900,000		Bancolombia S.A., Sub., 4.875%, 10/18/2027	1,959,394
821,000		Bancolombia S.A., Sub., 5.125%, 9/11/2022	866,073
1,300,000		Bangkok Bank Public Co. Ltd. (HK), Sr. Unsecd. Note, 144A, 4.050%, 3/19/2024	1,382,924
1,000,000		Bangkok Bank Public Co. Ltd. (HK), Sub. Deb., 144A, 3.733%, 9/25/2034	1,017,557
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Banking—continued
$2,630,000		Bank of China Ltd., 144A, 5.000%, 11/13/2024	$2,870,470
5,600,000		Bank of China Ltd., Sub. Note, REGS, 5.000%, 11/13/2024	6,112,028
700,000		CBQ Finance Ltd., Sub., REGS, 7.500%, 11/18/2019	702,569
500,000		Caixa Economica Federal, 144A, 3.500%, 11/7/2022	506,875
231,428		Cielo USA, Inc., Sr. Unsecd. Note, 144A, 3.750%, 11/16/2022	232,874
800,000		DBS Group Holdings Ltd., Sr. Sub., 144A, 4.520%, 12/11/2028	850,361
2,000,000	[1]	DIB Tier 1 Sukuk 2 Ltd., Jr. Sub. Note, 6.750%, 1/20/2021	2,062,144
500,000		Development Bank of Mongolia, Sr. Unsecd. Note, 144A, 7.250%, 10/23/2023	524,230
500,000		Development Bank of the Republic of Belarus JSC, Sr. Unsecd. Note, 144A, 6.750%, 5/2/2024	524,690
3,300,000		Export-Import Bank of India, Sr. Unsecd. Note, 144A, 3.875%, 2/1/2028	3,482,837
900,000		Global Bank Corp., Sr. Unsecd. Note, 144A, 4.500%, 10/20/2021	926,109
500,000	[1]	Grupo Financiero Santander Mexico SAB de CV, Jr. Sub. Deb., 8.500%, 1/20/2022	524,375
732,625		Halyk Savings Bank of Kazakhstan JSC, Sr. Unsecd. Note, REGS, 5.500%, 12/21/2022	740,634
2,500,000		Industrial & Commercial Bank of China, Sr. Unsecd. Note, 3.538%, 11/8/2027	2,613,584
3,050,000		Industrial and Commercial Bank of China Ltd., 144A, 6.000%, 12/10/2067	3,061,445
4,600,000		Industrial and Commercial Bank of China Ltd., Jr. Sub. Note, REGS, 6.000%, 12/10/2067	4,617,261
1,900,000	[1]	Industrial Bank of Korea, Jr. Sub. Deb., REGS, 3.900%, 7/31/2022	1,909,566
850,000		Industrial Senior Trust, Sr. Unsecd. Note, REGS, 5.500%, 11/1/2022	889,312
1,300,000		Itau Unibanco Holding SA, Sub., REGS, 5.500%, 8/6/2022	1,381,900
600,000		KEB Hana Bank, Sub. Deb., 4.250%, 10/14/2024	636,173
1,000,000		Kasikornbank Public Co. Ltd, Sr. Unsecd. Note, Series EMTN, 3.256%, 7/12/2023	1,024,292
400,000		Krung Thai Bank PCL/Cayman Islands, Sub., Series EMTN, 5.200%, 12/26/2024	401,026
1,000,000		MTN Mauritius Investment Ltd., Sr. Unsecd. Note, 144A, 5.373%, 2/13/2022	1,036,938
800,000		MTN Mauritius Investment Ltd., Sr. Unsecd. Note, REGS, 4.755%, 11/11/2024	820,600
1,700,000		Multibank, Inc., Sr. Unsecd. Note, 144A, 4.375%, 11/9/2022	1,759,517
3,000,000	[1]	NBK Tier 1 Financing Ltd., Jr. Sub. Note, 5.750%, 4/9/2021	3,096,000
3,000,000		Sberbank of Russia, REGS, 5.125%, 10/29/2022	3,164,931
1,500,000		Shinhan Bank, Sub., 144A, 3.875%, 3/24/2026	1,573,483
1,350,000		Shinhan Bank, Sub., REGS, 3.750%, 9/20/2027	1,401,058
500,000	[1]	Shinhan Financial Group Co. Ltd., Jr. Sub. Note, 5.875%, 8/13/2023	538,701
2,800,000		Sibur Securities DAC, Sr. Unsecd. Note, 144A, 3.450%, 9/23/2024	2,814,104
800,000		SovCo Capital Partners BV, Sub. Deb., 144A, 8.000%, 4/7/2030	833,368
2,000,000		State Bank India/London, Sr. Unsecd. Note, 144A, 4.375%, 1/24/2024	2,111,503
300,000		TBC Bank JSC, Sr. Unsecd. Note, 144A, 5.750%, 6/19/2024	310,500
1,500,000		Talent Yield Investments, Sr. Unsecd. Note, REGS, 4.500%, 4/25/2022	1,558,478
1,700,000		Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, 144A, 8.125%, 3/28/2024	1,754,706
1,200,000		Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, REGS, 5.750%, 1/30/2023	1,165,314
1,500,000		Turkiye Vakiflar Bankasi T.A.O., Sub., REGS, 6.875%, 2/3/2025	1,451,172
3,000,000		Wanda Properties International Co., Sr. Unsecd. Note, 7.250%, 1/29/2024	3,049,470
1,600,000		Woori Bank, Jr. Sub. Deb., 144A, 5.250%, 11/16/2167	1,652,439
300,000		Woori Bank, REGS, Jr. Sub. Deb., 5.000%, 6/10/2045	303,116
500,000		Woori Bank, Sub. Note, 144A, 4.750%, 4/30/2024	536,503
1,500,000		Yapi ve Kredi Bankasi A.S., Sr. Unsecd. Note, 144A, 8.250%, 10/15/2024	1,584,750
		TOTAL	100,712,848
		Beverage & Tobacco—0.1%
1,000,000		Central American Bottling Corp., Sr. Unsecd. Note, REGS, 5.750%, 1/31/2027	1,057,510
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Broadcast Radio & TV—0.6%
$1,800,000		Globo Communicacoes Part, Sr. Unsecd. Note, REGS, 4.875%, 4/11/2022	$1,873,125
430,000		Grupo Televisa S.A., Sr. Note, 8.500%, 3/11/2032	578,963
2,100,000		Grupo Televisa S.A., Sr. Unsecd. Note, 5.250%, 5/24/2049	2,300,538
		TOTAL	4,752,626
		Building & Development—0.1%
1,000,000		Rutas 2 & 7 Finance Ltd., 144A, 0.001%, 9/30/2036	652,500
		Building Materials—0.2%
1,000,000		Cemex, Sab De Cv, 144A, 7.750%, 4/16/2026	1,081,260
800,000		Cemex, Sab De Cv, REGS, 6.125%, 5/5/2025	831,000
		TOTAL	1,912,260
		Business Equipment & Services—0.3%
2,400,000		GNL Quintero SA, Sr. Unsecd. Note, REGS, 4.634%, 7/31/2029	2,544,600
		Cable & Wireless Television—0.2%
1,550,000		Vtr Finance Bv, REGS, 6.875%, 1/15/2024	1,592,625
		Chemicals & Plastics—2.9%
500,000		Alfa S.A., Sr. Unsecd. Note, REGS, 6.875%, 3/25/2044	598,260
750,000		Alpek Sa De Cv, Sr. Unsecd. Note, 144A, 4.250%, 9/18/2029	765,188
1,500,000		Alpek Sa De Cv, Sr. Unsecd. Note, REGS, 4.500%, 11/20/2022	1,567,485
750,000		Braskem Netherlands Finance BV, Sr. Unsecd. Note, 144A, 4.500%, 1/31/2030	744,375
1,000,000		Braskem Netherlands Finance BV, Sr. Unsecd. Note, REGS, 3.500%, 1/10/2023	1,018,760
2,100,000		CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 3.500%, 7/19/2022	2,133,216
4,200,000		CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.125%, 7/19/2027	4,412,987
2,500,000		CNAC HK Finbridge Co. Ltd., Sr. Unsecd. Note, 4.875%, 3/14/2025	2,716,241
3,300,000		Groupe Office Cherifien des Phosphates SA, 144A, 6.875%, 4/25/2044	4,118,984
700,000		LG Chem Ltd., Sr. Unsecd. Note, 144A, 3.625%, 4/15/2029	732,511
1,800,000		Mexichem SA de CV, 144A, 4.875%, 9/19/2022	1,892,268
800,000		Mexichem SA de CV, Sr. Unsecd. Note, 144A, 5.500%, 1/15/2048	813,200
2,000,000		Sasol Financing USA LLC, Sr. Unsecd. Note, 5.875%, 3/27/2024	2,158,265
800,000		Sociedad Quimica Y Minera de Chile, Sr. Unsecd. Note, 144A, 4.250%, 5/7/2029	848,200
		TOTAL	24,519,940
		Conglomerates—0.1%
1,000,000		Turkiye Sise ve Cam Fabrikalari AS, Sr. Unsecd. Note, 144A, 6.950%, 3/14/2026	1,043,750
		Finance—2.7%
2,000,000	[1]	CNRC Capitale Ltd., Sr. Unsecd. Note, 3.900%, 6/2/2022	2,025,961
2,500,000		China Overseas Finance Cayman VII Ltd., Sr. Unsecd. Note, 4.750%, 4/26/2028	2,809,932
1,200,000		Corp Financi De Desarrol, Sub. Note, 144A, 5.250%, 7/15/2029	1,291,500
300,000		Credito Real Sab de CV, Sr. Unsecd. Note, 144A, 9.500%, 2/7/2026	345,750
1,300,000		Grupo Aval Ltd., Sr. Unsecd. Note, 144A, 4.750%, 9/26/2022	1,351,740
1,000,000		Gruposura Finance, Sr. Unsecd. Note, 144A, 5.500%, 4/29/2026	1,120,800
4,300,000		Huarong Finance 2017 Co. Ltd., Sr. Unsecd. Note, Series EMTN, 4.250%, 11/7/2027	4,493,426
3,500,000		ICD Sukuk Co. Ltd., Sr. Unsecd. Note, Series EMTN, 5.000%, 2/1/2027	3,678,395
1,300,000	[1]	MAF Global Securities, Jr. Sub. Note, 5.500%, 9/7/2022	1,308,125
900,000		MDC-GMTN BV, Sr. Unsecd. Note, 144A, 3.700%, 11/7/2049	905,193
3,000,000		Ooredoo Intl Finance, Sr. Unsecd. Note, REGS, 3.750%, 6/22/2026	3,157,500
650,000		SURA Asset Management SA, Sr. Unsecd. Note, 144A, 4.375%, 4/11/2027	693,069
		TOTAL	23,181,391
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Intermediaries—1.1%
$1,600,000	[1]	ADIB Capital Invest 2 Ltd., Jr. Sub. Note, 7.125%, 9/20/2023	$1,748,000
1,500,000		Huarong Finance II Co. Ltd., Sr. Unsecd. Note, Series EMTN, 3.250%, 6/3/2021	1,507,808
1,500,000		Huarong Finance II Co. Ltd., Sr. Unsecd. Note, Series EMTN, 3.625%, 11/22/2021	1,519,222
1,500,000		Huarong Finance II Co. Ltd., Sr. Unsecd. Note, Series EMTN, 5.000%, 11/19/2025	1,631,003
1,000,000		ICD Funding Ltd., Sr. Unsecd. Note, 4.625%, 5/21/2024	1,046,250
1,500,000		Ooredoo International Finance Ltd., Sr. Unsecd. Note, REGS, 5.000%, 10/19/2025	1,676,074
		TOTAL	9,128,357
		Food Products—1.5%
850,000		BFF International Ltd., Sr. Unsecd. Note, 144A, 7.250%, 1/28/2020	857,969
1,500,000		BFF International Ltd., Sr. Unsecd. Note, REGS, 7.250%, 1/28/2020	1,514,062
500,000		Brf Gmbh, Sr. Unsecd. Note, REGS, 4.350%, 9/29/2026	499,380
249,000		ESAL GmbH, Sr. Unsecd. Note, REGS, 6.250%, 2/5/2023	254,453
2,800,000	[1]	Grupo Bimbo S.A.B. de CV, Sub., 144A, 5.950%, 4/17/2023	2,973,600
1,800,000		JBS Investments II GmbH, Sr. Unsecd. Note, 144A, 5.750%, 1/15/2028	1,879,650
1,800,000		JBS Investments II GmbH, Sr. Unsecd. Note, 144A, 7.000%, 1/15/2026	1,955,700
1,000,000		JBS USA LUX SA / JBS Food Co. / JBS USA Finance, Inc., Sr. Unsecd. Note, 144A, 6.500%, 4/15/2029	1,115,030
500,000		Marfrig Holding Europe BV, Sr. Unsecd. Note, 144A, 7.000%, 3/15/2024	521,250
400,000		Minerva Luxembourg SA, Sr. Unsecd. Note, 144A, 6.500%, 9/20/2026	420,000
300,000		NBM US Holdings, Inc., Sr. Unsecd. Note, 144A, 6.625%, 8/6/2029	312,390
500,000		NBM US Holdings, Inc., Sr. Unsecd. Note, 144A, 7.000%, 5/14/2026	531,813
		TOTAL	12,835,297
		Food Services—0.7%
1,900,000		MARB BondCo PLC, Sr. Unsecd. Note, 144A, 6.875%, 1/19/2025	1,983,980
2,425,000		MHP Lux SA, Sr. Unsecd. Note, 144A, 6.250%, 9/19/2029	2,337,579
2,000,000		MHP Lux SA, Sr. Unsecd. Note, REGS, 6.950%, 4/3/2026	2,068,020
		TOTAL	6,389,579
		Forest Products—0.6%
2,100,000		Suzano Austria GmbH, Sr. Unsecd. Note, 144A, 7.000%, 3/16/2047	2,451,750
2,200,000		Suzano Austria GmbH, Sr. Unsecd. Note, 5.000%, 1/15/2030	2,268,750
		TOTAL	4,720,500
		Government Agency—0.0%
180,000		Provincia de Entre Rios Argentina, Sr. Unsecd. Note, 144A, 8.750%, 2/8/2025	99,900
		Industrial Products & Equipment—0.4%
2,500,000		Cemex Finance LLC, REGS, 6.000%, 4/1/2024	2,568,250
797,000		Grupo Kuo SAB DE CV, Sr. Unsecd. Note, 144A, 5.750%, 7/7/2027	822,902
		TOTAL	3,391,152
		Insurance—0.3%
2,400,000		Kyobo Life Insurance Co Ltd., Sub., REGS, 3.950%, 1/24/2068	2,412,000
		Metals & Mining—5.3%
1,000,000		Abja Investment Co., 5.950%, 7/31/2024	1,050,650
1,100,000		Alrosa Finance SA, Sr. Unsecd. Note, 144A, 4.650%, 4/9/2024	1,155,595
1,000,000		CSN Resources SA, Sr. Unsecd. Note, 144A, 7.625%, 2/13/2023	1,036,375
1,000,000		Chinalco Capital Holdings Ltd., Sr. Unsecd. Note, 4.000%, 8/25/2021	1,010,315
1,000,000		Cia Brasileira de Alumin, Sr. Unsecd. Note, REGS, 6.750%, 4/5/2021	1,056,250
3,950,000		Codelco, Inc., Sr. Unsecd. Note, 144A, 4.250%, 7/17/2042	4,248,115
1,000,000		Codelco, Inc., Sr. Unsecd. Note, 144A, 4.875%, 11/4/2044	1,177,441
3,800,000		Evraz PLC, Sr. Unsecd. Note, 144A, 5.250%, 4/2/2024	4,059,521
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Metals & Mining—continued
$1,500,000		Evraz PLC, Sr. Unsecd. Note, 8.250%, 1/28/2021	$1,601,250
1,500,000		Evraz PLC, Sr. Unsecd. Note, REGS, 5.375%, 3/20/2023	1,604,535
1,100,000		GTL Trade Finance, Inc., Sr. Unsecd. Note, 144A, 7.250%, 4/16/2044	1,357,125
300,000		Gerdau Trade, Inc., Sr. Unsecd. Note, 144A, 4.875%, 10/24/2027	318,825
500,000		Gold Fields Orogen Holding BVI Ltd., Sr. Unsecd. Note, 144A, 5.125%, 5/15/2024	530,000
400,000		JSW Steel Ltd., Sr. Unsecd. Note, 4.750%, 11/12/2019	400,080
700,000		JSW Steel Ltd., Sr. Unsecd. Note, 5.250%, 4/13/2022	712,590
2,000,000		MMK International Capital Designated Activity Co., Sr. Unsecd. Note, 144A, 4.375%, 6/13/2024	2,098,320
1,300,000		Metinvest BV, Sr. Unsecd. Note, 144A, 7.750%, 10/17/2029	1,289,275
720,000		Metinvest BV, Sr. Unsecd. Note, REGS, 7.750%, 4/23/2023	754,602
2,500,000		Minmetals Bounteous Finance BVI Ltd., Sr. Unsecd. Note, 4.200%, 7/27/2026	2,656,116
2,200,000		PT Indonesia Asahan Aluminium Tbk, Sr. Unsecd. Note, 144A, 6.530%, 11/15/2028	2,666,039
3,800,000		Severstal OAO Via Steel Capital SA, Sr. Unsecd. Note, 144A, 3.150%, 9/16/2024	3,785,609
4,500,000		Southern Copper Corp., Sr. Unsecd. Note, 5.250%, 11/8/2042	5,062,361
2,526,000		Vale Overseas Ltd., Sr. Unsecd. Note, 6.250%, 8/10/2026	2,951,189
1,000,000		Vedanta Resources PLC, REGS, 8.250%, 6/7/2021	1,044,250
1,000,000		Volcan Compania Minera S.A.A., 144A, 5.375%, 2/2/2022	1,040,010
		TOTAL	44,666,438
		Oil & Gas—15.1%
617,000		AI Candelaria Spain SLU, Sr. Secd. Note, 144A, 7.500%, 12/15/2028	697,981
700,000		Abu Dhabi Crude Oil Pipeline, 144A, 4.600%, 11/2/2047	810,029
800,000		Bprl, Int. Singa, Sr. Unsecd. Note, Series EMTN, 4.375%, 1/18/2027	850,968
1,400,000		CNOOC Finance 2013, Ltd., 3.300%, 9/30/2049	1,382,976
3,000,000		CNOOC Finance 2013, Ltd., 4.250%, 5/9/2043	3,411,033
5,000,000		CNOOC Finance 2014 ULC, 4.250%, 4/30/2024	5,345,336
1,100,000		CNOOC Finance 2015 U.S.A. LLC, Sr. Unsecd. Note, 3.750%, 5/2/2023	1,144,054
1,250,000		CNOOC Finance 2015 U.S.A. LLC, Sr. Unsecd. Note, 4.375%, 5/2/2028	1,388,114
1,200,000		Ecopetrol SA, Sr. Unsecd. Note, 5.875%, 5/28/2045	1,390,140
1,500,000		Empresa Nacional del Petroleo, Sr. Unsecd. Note, 144A, 4.375%, 10/30/2024	1,579,251
1,000,000		Equate Petrochemical BV, Sr. Unsecd. Note, REGS, 4.250%, 11/3/2026	1,066,996
1,000,000		Gaz Capital SA, Sr. Unsecd. Note, REGS, 4.950%, 2/6/2028	1,092,376
1,000,000		Gazprom Via Gaz Capital SA, Sr. Unsecd. Note, REGS, 4.950%, 3/23/2027	1,083,647
1,350,000		Geopark Ltd., 144A, 6.500%, 9/21/2024	1,400,287
1,800,000		Hunt Oil Co. of Peru, Sr. Unsecd. Note, 144A, 6.375%, 6/1/2028	1,973,250
1,500,000		Indian Oil Corp. Ltd., Sr. Unsecd. Note, 4.750%, 1/16/2024	1,596,191
1,100,000		KazMunayGas National Co. JSC, Sr. Unsecd. Note, 144A, 4.750%, 4/19/2027	1,202,971
1,000,000		KazMunayGas National Co. JSC, Sr. Unsecd. Note, 144A, 5.375%, 4/24/2030	1,152,910
1,100,000		KazMunayGas National Co. JSC, Sr. Unsecd. Note, REGS, 4.750%, 4/19/2027	1,202,971
7,000,000		KazMunayGas National Co. JSC, Sr. Unsecd. Note, REGS, 5.750%, 4/19/2047	8,199,072
400,000		Koc Holding A.S., Sr. Unsecd. Note, 144A, 6.500%, 3/11/2025	417,440
1,800,000		Korea Gas Corp., Sr. Unsecd. Note, 144A, 3.125%, 7/20/2027	1,878,716
500,000		Medco Oak Tree Pte Ltd., Sr. Unsecd. Note, 144A, 7.375%, 5/14/2026	510,929
700,000		Medco Platinum Road Pte. Ltd., 144A, 6.750%, 1/30/2025	707,627
227,602		Odebrecht Drill VIII/IX, 144A, 6.350%, 12/1/2021	227,605
3,300,000		Oil & Gas Holdings, Sr. Unsecd. Note, 144A, 7.625%, 11/7/2024	3,746,325
1,500,000		PT Pertamina (Persero), Sr. Unsecd. Note, 144A, 3.650%, 7/30/2029	1,543,273
1,300,000	[1]	PTTEP Treasury Center Co. Ltd., Jr. Sub. Deb., REGS, 4.600%, 7/17/2022	1,336,992
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Oil & Gas—continued
$1,150,000	Pertamina Persero PT, Sr. Unsecd. Note, 144A, 6.500%, 11/7/2048	$1,507,063
1,950,000	Pertamina Persero PT, Sr. Unsecd. Note, REGS, 5.625%, 5/20/2043	2,251,585
500,000	Perusahaan Gas Negara PT, Sr. Unsecd. Note, REGS, 5.125%, 5/16/2024	544,083
1,058,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 144A, 5.093%, 1/15/2030	1,123,331
7,050,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 5.750%, 2/1/2029	7,857,930
2,600,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 6.900%, 3/19/2049	3,027,180
900,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 7.375%, 1/17/2027	1,091,700
3,855,000	Petrobras Global Finance BV, Sr. Unsecd. Note, Series WI, 5.999%, 1/27/2028	4,354,463
300,000	Petroleos del Peru SA, Sr. Unsecd. Note, 144A, 4.750%, 6/19/2032	323,628
362,000	Petroleos Mexicanos, Sr. Unsecd. Note, 144A, 6.490%, 1/23/2027	386,888
1,450,000	Petroleos Mexicanos, Sr. Unsecd. Note, 144A, 6.840%, 1/23/2030	1,550,992
1,862,000	Petroleos Mexicanos, Sr. Unsecd. Note, 144A, 7.690%, 1/23/2050	2,034,980
2,675,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.500%, 3/13/2027	2,842,187
850,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.750%, 9/21/2047	849,915
1,910,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.875%, 8/4/2026	2,094,315
3,200,000	Petroleos Mexicanos, Sr. Unsecd. Note, Series WI, 5.350%, 2/12/2028	3,168,000
2,770,000	Petroleos Mexicanos, Sr. Unsecd. Note, Series WI, 6.350%, 2/12/2048	2,659,200
5,060,000	Petroleos Mexicanos, Sr. Unsecd. Note, Series WI, 6.500%, 1/23/2029	5,296,555
370,250	Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, REGS, 6.000%, 5/8/2022	373,490
300,000	Promigas SA ESP / Gases del Pacifico SAC, Sr. Unsecd. Note, 144A, 3.750%, 10/16/2029	301,830
500,000	Puma International Financing SA, Sr. Unsecd. Note, 144A, 5.125%, 10/6/2024	492,005
1,000,000	Reliance Holding USA, Inc., Sr. Unsecd. Note, 144A, 5.400%, 2/14/2022	1,064,100
3,000,000	Reliance Industries Ltd., Sr. Unsecd. Note, 144A, 3.667%, 11/30/2027	3,142,092
2,900,000	Rosneft Oil Co., 144A, 4.199%, 3/6/2022	2,980,388
2,000,000	SEPLAT Petroleum Development Co. PLC, Sr. Unsecd. Note, 144A, 9.250%, 4/1/2023	2,110,000
600,000	Saudi Arabian Oil Co. (Aramco), Sr. Unsecd. Note, 144A, 4.250%, 4/16/2039	643,931
500,000	Saudi Arabian Oil Co. (Aramco), Sr. Unsecd. Note, 144A, 4.375%, 4/16/2049	543,247
4,000,000	Saudi Arabian Oil Co. (Aramco), Sr. Unsecd. Note, REGS, 3.500%, 4/16/2029	4,158,626
1,400,000	Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, 144A, 3.250%, 4/28/2025	1,444,116
1,500,000	Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, REGS, 4.100%, 4/28/2045	1,695,345
2,100,000	Sinopec Group Overseas Development 2017 Ltd., Sr. Unsecd. Note, 144A, 3.625%, 4/12/2027	2,205,522
3,000,000	Sinopec Group Overseas Development 2017 Ltd., Sr. Unsecd. Note, 144A, 4.250%, 4/12/2047	3,447,208
1,000,000	Southern Gas Corridor CJSC, Unsecd. Note, 144A, 6.875%, 3/24/2026	1,167,856
200,000	Tecpetrol S.A., Sr. Unsecd. Note, 144A, 4.875%, 12/12/2022	184,250
1,400,000	Thaioil Treasury Center Co. Ltd., Sr. Unsecd. Note, 144A, 3.500%, 10/17/2049	1,393,414
1,700,000	Thaioil Treasury Center Co. Ltd., Sr. Unsecd. Note, 144A, 5.375%, 11/20/2048	2,256,483
200,000	Transport de Gas Del Sur, Sr. Unsecd. Note, 144A, 6.750%, 5/2/2025	168,700
900,000	Transport de Gas Peru, 144A, 4.250%, 4/30/2028	960,196
1,100,000	Transprtdra De Gas Intl, Sr. Unsecd. Note, 144A, 5.550%, 11/1/2028	1,276,000
1,500,000	Tullow Oil PLC, Sr. Unsecd. Note, 144A, 7.000%, 3/1/2025	1,554,375
215,000	Ultrapar International SA, Sr. Unsecd. Note, 144A, 5.250%, 10/6/2026	231,127
650,000	YPF Sociedad Anonima, Sr. Unsecd. Note, 144A, 6.950%, 7/21/2027	488,482
500,000	YPF Sociedad Anonima, Sr. Unsecd. Note, 144A, 8.500%, 3/23/2021	458,750
1,300,000	YPF Sociedad Anonima, Sr. Unsecd. Note, REGS, 7.000%, 12/15/2047	927,888
	TOTAL	126,972,876
	Pharmaceuticals—0.2%
2,000,000	Inretail Pharma SA, Sr. Unsecd. Note, 144A, 5.375%, 5/2/2023	2,110,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Rail Industry—0.1%
$200,000	Georgian Railway JSC, Sr. Unsecd. Note, REGS, 7.750%, 7/11/2022	$219,228
578,721	Panama Canal Railway Co., Sec. Fac. Bond, 144A, 7.000%, 11/1/2026	608,386
	TOTAL	827,614
	Real Estate—4.6%
2,000,000	ALdar Sukuk Ltd., Sr. Unsecd. Note, 4.750%, 9/29/2025	2,141,500
1,500,000	China Evergrande Group, Sec. Fac. Bond, 6.250%, 6/28/2021	1,409,143
3,575,000	China Great Wall International Holdings III Ltd., Sr. Unsecd. Note, Series EMTN, 3.875%, 8/31/2027	3,740,731
3,300,000	China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, Series A, 3.950%, 11/15/2022	3,409,669
4,300,000	Country Garden Holdings Co., 4.750%, 1/17/2023	4,335,713
2,000,000	Country Garden Holdings Co., Sr. Unsecd. Note, 7.500%, 3/9/2020	2,028,900
1,000,000	DIFC Sukuk Ltd., Sr. Unsecd. Note, 4.325%, 11/12/2024	1,054,209
1,400,000	Dar Al-Arkan Sukuk Co. Ltd., Sr. Unsecd. Note, 6.875%, 3/21/2023	1,385,184
1,000,000	Dar Al-Arkan Sukuk Co. Ltd., Sr. Unsecd. Note, Series EMTN, 6.875%, 4/10/2022	1,008,744
2,000,000	Esic Sukuk Ltd, Sr. Unsecd. Note, Series EMTN, 3.939%, 7/30/2024	2,001,000
2,500,000	Franshion Brilliant Ltd., Sr. Unsecd. Note, 3.600%, 3/3/2022	2,525,011
2,500,000	Franshion Brilliant Ltd., Sub. Note, 5.750%, 7/17/2068	2,476,236
2,200,000	Longfor Properties, Sr. Unsecd. Note, 3.875%, 7/13/2022	2,243,183
5,000,000	Longfor Properties, Sr. Unsecd. Note, 4.500%, 1/16/2028	5,195,377
2,100,000	Shimao Property Holdings Ltd., Sr. Unsecd. Note, 4.750%, 7/3/2022	2,155,602
1,511,000	Yanlord Land Group Ltd., Sr. Unsecd. Note, 5.875%, 1/23/2022	1,522,323
	TOTAL	38,632,525
	Retailers—0.8%
2,000,000	Eurotorg (Bonitron DAC), Sr. Unsecd. Note, REGS, 8.750%, 10/30/2022	2,158,000
1,100,000	Golden Eagle Retail Group Ltd., Sr. Unsecd. Note, REGS, 4.625%, 5/21/2023	1,092,300
3,700,000	JD.com, Inc., Sr. Unsecd. Note, 3.875%, 4/29/2026	3,843,795
	TOTAL	7,094,095
	Sovereign—0.3%
1,500,000	KSA Sukuk Ltd., Sr. Unsecd. Note, 144A, 2.969%, 10/29/2029	1,497,750
500,000	Kazakhstan Temir Zholy, Sr. Unsecd. Note, REGS, 6.950%, 7/10/2042	677,079
	TOTAL	2,174,829
	State/Provincial—0.2%
702,000	Brazil Minas SPE, 144A, 5.333%, 2/15/2028	748,514
258,000	Buenos Aires, City of, Sr. Unsecd. Note, 144A, 7.500%, 6/1/2027	195,435
2,200,000	Provincia De Buenos Aires, Sr. Unsecd. Note, 144A, 7.875%, 6/15/2027	737,022
	TOTAL	1,680,971
	Steel—0.1%
500,000	Usiminas International Ltd., Sr. Unsecd. Note, 144A, 5.875%, 7/18/2026	510,625
	Technology Services—2.4%
2,300,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.400%, 12/6/2027	2,390,974
2,000,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.600%, 11/28/2024	2,102,374
4,000,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 4.200%, 12/6/2047	4,527,663
2,600,000	Baidu, Inc., Sr. Unsecd. Note, 3.625%, 7/6/2027	2,689,615
1,500,000	Baidu, Inc., Sr. Unsecd. Note, 3.875%, 9/29/2023	1,559,194
2,000,000	Baidu, Inc., Sr. Unsecd. Note, 4.375%, 3/29/2028	2,174,395
1,300,000	Tencent Holdings Ltd., 144A, 3.975%, 4/11/2029	1,401,792
500,000	Tencent Holdings Ltd., Sr. Unsecd. Note, 144A, 3.595%, 1/19/2028	521,884
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Technology Services—continued
$2,500,000	Tencent Holdings Ltd., Sr. Unsecd. Note, 144A, 3.800%, 2/11/2025	$2,641,678
	TOTAL	20,009,569
	Telecommunications & Cellular—2.1%
500,000	America Movil S.A.B. de C.V., 3.125%, 7/16/2022	513,252
800,000	Colombia Telecomunicaciones SA ESP, Sr. Unsecd. Note, REGS, 5.375%, 9/27/2022	809,800
1,200,000	Comcel Trust, REGS, 6.875%, 2/6/2024	1,239,000
257,000	Digicel Group One Ltd., 144A, 8.250%, 12/30/2022	153,236
243,000	Digicel Group Two Ltd., Sr. Unsecd. Note, 144A, 8.250%, 9/30/2022	64,395
500,000	Digicel Ltd., Sr. Unsecd. Note, REGS, 6.750%, 3/1/2023	265,005
1,000,000	GTH Finance B.V., Sr. Unsecd. Note, REGS, 7.250%, 4/26/2023	1,119,514
1,500,000	HTA Group Ltd., Sr. Unsecd. Note, 144A, 9.125%, 3/8/2022	1,567,920
1,000,000	IHS Netherlands Holdco BV, Sr. Unsecd. Note, 144A, 8.000%, 9/18/2027	1,047,500
800,000	Liquid Telecommunications Financing PLC, Sec. Fac. Bond, 144A, 8.500%, 7/13/2022	800,872
650,000	Millicom International Cellular S. A., Sr. Unsecd. Note, 144A, 6.250%, 3/25/2029	710,925
700,000	Millicom International Cellular S. A., Sr. Unsecd. Note, 144A, 6.625%, 10/15/2026	761,250
1,800,000	Oztel Holdings SPC Ltd., Sec. Fac. Bond, 144A, 6.625%, 4/24/2028	1,860,210
1,000,000	Oztel Holdings SPC Ltd., Sec. Fac. Bond, REGS, 6.625%, 4/24/2028	1,033,450
2,600,000	Saudi Telecom Co., Sr. Unsecd. Note, 144A, 3.890%, 5/13/2029	2,785,120
900,000	Telfon Celuar Del Paraguay, Sr. Unsecd. Note, 144A, 5.875%, 4/15/2027	972,167
1,622,000	Veon Holdings BV, Sr. Unsecd. Note, 144A, 4.000%, 4/9/2025	1,668,324
	TOTAL	17,371,940
	Transportation—0.3%
1,000,000	CAR, Inc., Sr. Unsecd. Note, 8.875%, 5/10/2022	954,002
500,000	DP World Crescent Ltd, Sr. Unsecd. Note, 144A, 4.848%, 9/26/2028	546,268
850,000	Empresa De Transporte ME, Sr. Unsecd. Note, 144A, 5.000%, 1/25/2047	1,000,705
	TOTAL	2,500,975
	Utilities—5.6%
1,000,000	ACWA Power Management and Investments One Ltd., Sec. Fac. Bond, REGS, 5.950%, 12/15/2039	1,086,810
1,800,000	Azure Power Energy Ltd., 144A, 5.500%, 11/3/2022	1,825,785
200,000	Capex S.A., Sr. Unsecd. Note, 144A, 6.875%, 5/15/2024	160,002
1,400,000	Colbun SA, Sr. Unsecd. Note, 144A, 3.950%, 10/11/2027	1,451,639
1,000,000	Colbun SA, Sr. Unsecd. Note, REGS, 4.500%, 7/10/2024	1,061,065
300,000	Consorcio Transmantaro S.A., Sr. Unsecd. Note, 144A, 4.700%, 4/16/2034	328,878
1,000,000	Empresa Electrica Cochra, 144A, 5.500%, 5/14/2027	1,035,000
515,000	Enersis Americas SA, Sr. Unsecd. Note, 4.000%, 10/25/2026	534,961
1,700,000	Eskom Holdings Ltd., Sr. Unsecd. Note, 144A, 6.350%, 8/10/2028	1,804,113
1,400,000	Eskom Holdings Ltd., Sr. Unsecd. Note, REGS, 5.750%, 1/26/2021	1,412,257
4,000,000	Eskom Holdings Ltd., Unsecd. Note, REGS, 7.125%, 2/11/2025	4,123,892
1,600,000	Hrvatska Elektroprivreda, Sr. Unsecd. Note, 144A, 5.875%, 10/23/2022	1,753,635
1,400,000	Inkia Energy Ltd., Sr. Unsecd. Note, REGS, 5.875%, 11/9/2027	1,456,014
850,000	Instituto Costarricense de Electricidad, Sr. Unsecd. Note, REGS, 6.375%, 5/15/2043	694,884
900,000	Israel Electric Corp. Ltd., Sec. Fac. Bond, Series GMTN, 4.250%, 8/14/2028	979,466
1,200,000	Kosmos Energy Ltd., Sr. Unsecd. Note, 144A, 7.125%, 4/4/2026	1,257,000
247,050	LLPL Capital Pte. Ltd., 144A, 6.875%, 2/4/2039	289,678
1,050,000	Minejesa Capital BV, Sec. Fac. Bond, 144A, 4.625%, 8/10/2030	1,089,396
1,050,000	Minejesa Capital BV, Sec. Fac. Bond, 144A, 5.625%, 8/10/2037	1,156,558
750,000	Mong Duong Finance Holdings B.V., 144A, 5.125%, 5/7/2029	765,559
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Utilities—continued
$4,000,000		NTPC Ltd., Sr. Unsecd. Note, Series EMTN, 4.500%, 3/19/2028	$4,331,188
250,000		Neerg Energy Ltd., Sr. Secd. Note, 144A, 6.000%, 2/13/2022	247,873
3,500,000		Perusahaan Listrik Negara PT, Sr. Unsecd. Note, 144A, 4.125%, 5/15/2027	3,667,685
2,500,000		Power Sector Assets & Liabilities Management Corp., Company Guarantee, REGS, 7.390%, 12/2/2024	3,112,379
200,000		Rio Energy SA / UGEN SA/ UENSA SA, 144A, 6.875%, 2/1/2025	117,002
500,000	[1]	SK E&S Co. Ltd., Sub. Note, REGS, 4.875%, 11/26/2019	498,750
2,000,000		Saudi Electricity Global Sukuk Co. 4, Sr. Unsecd. Note, 4.723%, 9/27/2028	2,240,000
1,000,000		Saudi Electricity Global, Sr. Unsecd. Note, REGS, 5.060%, 4/8/2043	1,136,452
3,000,000		State Grid Overseas Investment 2016 Ltd., 144A, 3.500%, 5/4/2027	3,162,611
2,400,000		State Grid Overseas Investment 2016 Ltd., Sr. Unsecd. Note, 144A, 4.250%, 5/2/2028	2,688,168
177,117		Stoneway Capital Corp., Term Loan—1st Lien, 144A, 10.000%, 3/1/2027	91,660
600,000		Termocandelaria Power, Sr. Unsecd. Note, 144A, 7.875%, 1/30/2029	660,756
800,000		Yingde Gases Investment Ltd., 144A, 6.250%, 1/19/2023	826,985
		TOTAL	47,048,101
		TOTAL CORPORATE BONDS (IDENTIFIED COST $496,832,436)	524,793,321
		FOREIGN GOVERNMENTS/AGENCIES—34.2%
		Banking—0.1%
500,000		Banque Centrale de Tunisia International Bond, Sr. Unsecd. Note, REGS, 5.750%, 1/30/2025	455,980
		Corporate—0.1%
1,000,000		1MDB Global Investments Ltd., Sr. Unsecd. Note, REGS, 4.400%, 3/9/2023	967,192
		Sovereign—34.0%
2,800,000		Abu Dhabi, Government of, Sr. Unsecd. Note, 144A, 3.125%, 9/30/2049	2,694,384
2,100,000		Angola, Government of, Sr. Unsecd. Note, REGS, 9.375%, 5/8/2048	2,218,545
1,430,000		Argentina, Government of, Sr. Unsecd. Note, 5.625%, 1/26/2022	606,334
6,300,000		Argentina, Government of, Sr. Unsecd. Note, 5.875%, 1/11/2028	2,394,063
2,650,000		Argentina, Government of, Sr. Unsecd. Note, 6.875%, 4/22/2021	1,192,527
2,605,000		Argentina, Government of, Sr. Unsecd. Note, 6.875%, 1/26/2027	1,022,489
6,130,000		Argentina, Government of, Sr. Unsecd. Note, 6.875%, 1/11/2048	2,375,436
2,250,000		Argentina, Government of, Sr. Unsecd. Note, 7.125%, 6/28/2117	894,398
1,900,000		Argentina, Government of, Sr. Unsecd. Note, 7.500%, 4/22/2026	802,769
300,000		Argentina, Government of, Sr. Unsecd. Note, 7.625%, 4/22/2046	120,003
2,450,000		Argentina, Government of, Sr. Unsecd. Note, 8.000%, 10/8/2020	882,000
2,400,000		Argentina, Government of, Sr. Unsecd. Note, Series NY, 3.750%, 12/31/2038	960,024
2,333,520		Argentina, Government of, Unsecd. Note, 8.750%, 5/7/2024	824,923
285,000		Bahamas, Government of, Sr. Unsecd. Note, REGS, 6.000%, 11/21/2028	308,872
450,000		Bahamas, Government of, Sr. Unsecd. Note, REGS, 6.950%, 11/20/2029	504,567
1,000,000		Bahrain, Government of, Sr. Unsecd. Note, 144A, 7.000%, 10/12/2028	1,152,900
3,800,000		Bahrain, Government of, Sr. Unsecd. Note, REGS, 6.750%, 9/20/2029	4,332,000
2,300,000		Bahrain, Government of, Sr. Unsecd. Note, REGS, 7.000%, 1/26/2026	2,629,733
1,000,000		Bahrain, Government of, Sr. Unsecd. Note, REGS, 7.000%, 10/12/2028	1,152,900
3,550,000		Brazil, Government of, Sr. Secd. Note, 5.625%, 2/21/2047	3,992,010
3,700,000		Brazil, Government of, Sr. Unsecd. Note, 4.625%, 1/13/2028	3,960,887
3,300,000		Brazil, Government of, Unsecd. Note, 4.500%, 5/30/2029	3,476,583
800,000		Cameroon, Government of, Sr. Unsecd. Note, 144A, 9.500%, 11/19/2025	878,728
1,256,000		Colombia, Government of, Sr. Unsecd. Note, 4.500%, 3/15/2029	1,402,337
6,000,000		Colombia, Government of, Sr. Unsecd. Note, 5.000%, 6/15/2045	6,981,060
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$800,000		Costa Rica, Government of, 144A, 4.250%, 1/26/2023	$782,008
800,000		Costa Rica, Government of, 144A, 5.625%, 4/30/2043	692,008
1,700,000		Dominican Republic, Government of, 144A, 5.875%, 4/18/2024	1,812,642
1,400,000		Dominican Republic, Government of, Sr. Unsecd. Note, 144A, 5.950%, 1/25/2027	1,536,514
525,000		Dominican Republic, Government of, Sr. Unsecd. Note, 144A, 6.000%, 7/19/2028	580,787
1,200,000		Dominican Republic, Government of, Sr. Unsecd. Note, 144A, 6.850%, 1/27/2045	1,353,012
2,000,000		Dominican Republic, Government of, Sr. Unsecd. Note, REGS, 7.450%, 4/30/2044	2,395,020
500,000		Dubai, Government of, Series EMTN, 5.250%, 1/30/2043	572,500
1,200,000		Ecuador, Government of, 144A, 7.950%, 6/20/2024	1,155,012
800,000		Ecuador, Government of, Sr. Unsecd. Note, 144A, 7.875%, 3/27/2025	754,000
1,200,000		Ecuador, Government of, Sr. Unsecd. Note, 144A, 8.875%, 10/23/2027	1,117,800
800,000		Ecuador, Government of, Sr. Unsecd. Note, 144A, 9.650%, 12/13/2026	787,008
2,825,000		Ecuador, Government of, Sr. Unsecd. Note, 144A, 10.750%, 1/31/2029	2,853,278
EGP 31,200,000	[2]	Egypt Treasury Bill, Unsecd. Note, Series 273D, 15.900%, 2/25/2020	1,843,397
EGP 35,000,000		Egypt, Government of, Series 5Y, 14.350%, 9/10/2024	2,172,843
EUR 1,500,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 6.375%, 4/11/2031	1,737,776
$1,000,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 7.600%, 3/1/2029	1,056,948
2,800,000		Egypt, Government of, Sr. Unsecd. Note, 144A, 8.700%, 3/1/2049	2,997,036
3,000,000		Egypt, Government of, Sr. Unsecd. Note, REGS, 6.588%, 2/21/2028	3,052,500
500,000		El Salvador, Government of, Sr. Unsecd. Note, 144A, 7.124%, 1/20/2050	507,250
2,500,000		El Salvador, Government of, Sr. Unsecd. Note, REGS, 7.650%, 6/15/2035	2,718,775
1,300,000		Ethiopia, Government of, Sr. Unsecd. Note, REGS, 6.625%, 12/11/2024	1,361,750
700,000		Gabon, Government of, REGS, 6.375%, 12/12/2024	696,290
2,800,000		Ghana, Government of, Sr. Unsecd. Note, REGS, 7.875%, 3/26/2027	2,906,036
1,500,000		Ghana, Government of, Unsecd. Note, REGS, 10.750%, 10/14/2030	1,890,999
300,000		Guatemala, Government of, REGS, 4.875%, 2/13/2028	318,378
1,000,000		Guatemala, Government of, Sr. Unsecd. Note, REGS, 4.375%, 6/5/2027	1,025,400
500,000		Guatemala, Government of, Sr. Unsecd. Note, REGS, 5.750%, 6/6/2022	534,380
500,000		Honduras, Government of, Sr. Unsecd. Note, REGS, 7.500%, 3/15/2024	550,005
250,000		Hungary, Government of, 6.375%, 3/29/2021	264,750
2,800,000		Indonesia, Government of, Sr. Unsecd. Note, 144A, 4.750%, 7/18/2047	3,190,824
2,200,000		Indonesia, Government of, Sr. Unsecd. Note, 3.700%, 10/30/2049	2,227,946
1,200,000		Indonesia, Government of, Sr. Unsecd. Note, 4.750%, 2/11/2029	1,365,404
2,000,000		Indonesia, Government of, Sr. Unsecd. Note, 5.350%, 2/11/2049	2,545,524
6,450,000		Indonesia, Government of, Sr. Unsecd. Note, REGS, 4.750%, 1/8/2026	7,109,304
2,800,000		Indonesia, Government of, Sr. Unsecd. Note, REGS, 5.250%, 1/17/2042	3,340,247
3,400,000		Indonesia, Government of, Unsecd. Note, 144A, 4.350%, 9/10/2024	3,644,800
EUR 738,000		Ivory Coast, Government of, Sr. Unsecd. Note, 144A, 5.875%, 10/17/2031	832,779
$1,000,000		Ivory Coast, Government of, Sr. Unsecd. Note, 144A, 6.125%, 6/15/2033	980,200
880,000		Ivory Coast, Government of, Sr. Unsecd. Note, REGS, 5.750%, 12/31/2032	869,352
2,500,000		Ivory Coast, Government of, Sr. Unsecd. Note, REGS, 6.375%, 3/3/2028	2,582,050
1,950,000		Jordan, Government of, Sr. Unsecd. Note, 144A, 7.375%, 10/10/2047	2,053,057
300,000		Kazakhstan, Government of, REGS, 4.875%, 10/14/2044	363,975
2,000,000		Kenya, Government of, REGS, 6.875%, 6/24/2024	2,122,032
1,700,000		Lebanon, Government of, Sr. Secd. Note, Series EMTN, 6.100%, 10/4/2022	1,007,930
1,000,000		Lebanon, Government of, Sr. Unsecd. Note, 6.850%, 3/23/2027	550,000
2,100,000		Mexico, Government of, 3.750%, 1/11/2028	2,190,321
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	FOREIGN GOVERNMENTS/AGENCIES—continued
	Sovereign—continued
MXN 37,000,000	Mexico, Government of, Series M, 6.500%, 6/10/2021	$1,919,138
$1,500,000	Mexico, Government of, Series MTN, 4.750%, 3/8/2044	1,637,265
4,400,000	Mexico, Government of, Sr. Secd. Note, 4.350%, 1/15/2047	4,571,292
3,000,000	Mexico, Government of, Sr. Unsecd. Note, 4.500%, 4/22/2029	3,300,030
2,000,000	Mexico, Government of, Sr. Unsecd. Note, 4.600%, 1/23/2046	2,132,520
MXN 86,000,000	Mexico, Government of, Sr. Unsecd. Note, Series M, 5.000%, 12/11/2019	4,454,886
$2,000,000	Nigeria, Government of, Sr. Unsecd. Note, REGS, 6.500%, 11/28/2027	2,003,320
2,500,000	Nigeria, Government of, Sr. Unsecd. Note, REGS, 9.248%, 1/21/2049	2,769,250
2,000,000	Oman, Government of, Sr. Unsecd. Note, 144A, 5.625%, 1/17/2028	1,977,500
4,200,000	Oman, Government of, Sr. Unsecd. Note, 144A, 6.000%, 8/1/2029	4,194,750
600,000	Oman, Government of, Sr. Unsecd. Note, 144A, 6.500%, 3/8/2047	555,000
2,000,000	Oman, Government of, Sr. Unsecd. Note, REGS, 5.375%, 3/8/2027	1,980,000
4,000,000	Oman, Government of, Sr. Unsecd. Note, REGS, 6.750%, 1/17/2048	3,750,000
700,000	Pakistan, Government of, Sr. Secd. Note, REGS, 6.875%, 12/5/2027	699,664
500,000	Pakistan, Government of, Sr. Unsecd. Note, REGS, 6.750%, 12/3/2019	500,080
1,000,000	Pakistan, Government of, Unsecd. Note, 144A, 6.750%, 12/3/2019	1,000,160
1,100,000	Panama, Government of, Sr. Unsecd. Note, 3.870%, 7/23/2060	1,177,000
2,200,000	Panama, Government of, Sr. Unsecd. Note, 4.300%, 4/29/2053	2,549,272
300,000	Papua New Guinea, Government of, Sr. Unsecd. Note, REGS, 8.375%, 10/4/2028	321,750
300,000	Paraguay, Government of, 144A, 5.400%, 3/30/2050	339,753
1,250,000	Paraguay, Government of, 144A, 6.100%, 8/11/2044	1,520,325
4,000,000	Philippines, Government of, Sr. Unsecd. Note, 3.000%, 2/1/2028	4,166,481
600,000	Poland, Government of, Sr. Unsecd. Note, 3.250%, 4/6/2026	639,300
3,855,000	Qatar, Government of, Sr. Unsecd. Note, 144A, 4.817%, 3/14/2049	4,740,956
6,500,000	Qatar, Government of, Sr. Unsecd. Note, 144A, 5.103%, 4/23/2048	8,284,900
1,000,000	Qatar, Government of, Sr. Unsecd. Note, REGS, 4.000%, 3/14/2029	1,108,758
300,000	Romania, Government of, REGS, 4.375%, 8/22/2023	320,478
RUB 141,000,000	Russia, Government of, Series 6212, 7.050%, 1/19/2028	2,302,265
$2,200,000	Russia, Government of, Sr. Unsecd. Note, 144A, 5.250%, 6/23/2047	2,627,460
2,600,000	Russia, Government of, Sr. Unsecd. Note, REGS, 4.250%, 6/23/2027	2,785,931
2,600,000	Russia, Government of, Sr. Unsecd. Note, REGS, 4.750%, 5/27/2026	2,858,950
1,000,000	Russia, Government of, Sr. Unsecd. Note, REGS, 5.250%, 6/23/2047	1,194,300
5,200,000	Russian Federation, Sr. Unsecd. Note, 144A, 5.100%, 3/28/2035	5,979,282
3,000,000	Russian Federation, Sr. Unsecd. Note, REGS, 4.375%, 3/21/2029	3,244,488
2,000,000	Saudi Arabia, Government of, 144A, 5.250%, 1/16/2050	2,462,996
600,000	Saudi Arabia, Government of, Sr. Unsecd. Note, 144A, 4.000%, 4/17/2025	644,418
3,660,000	Saudi Arabia, Government of, Sr. Unsecd. Note, 144A, 4.375%, 4/16/2029	4,085,629
4,500,000	Saudi Arabia, Government of, Sr. Unsecd. Note, REGS, 3.250%, 10/26/2026	4,651,875
3,200,000	Saudi Arabia, Government of, Sr. Unsecd. Note, REGS, 3.625%, 3/4/2028	3,366,925
2,000,000	Saudi Arabia, Government of, Sr. Unsecd. Note, REGS, 4.500%, 10/26/2046	2,199,880
5,500,000	Saudi Arabia, Government of, Sr. Unsecd. Note, REGS, 4.625%, 10/4/2047	6,155,435
1,500,000	Saudi Arabia, Government of, Sr. Unsecd. Note, REGS, 5.000%, 4/17/2049	1,777,785
200,000	Senegal, Government of, Unsecd. Note, 144A, 6.250%, 5/23/2033	204,154
300,000	Serbia, Government of, REGS, 7.250%, 9/28/2021	327,300
ZAR 32,000,000	South Africa, Government of, Series R209, 6.250%, 3/31/2036	1,513,230
$2,075,000	South Africa, Government of, Sr. Unsecd. Note, 5.750%, 9/30/2049	2,007,811
2,500,000	South Korea, Government of, Sr. Unsecd. Note, 3.500%, 9/20/2028	2,756,031
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
600,000		Sri Lanka, Government of, REGS, 6.850%, 11/3/2025	$608,352
1,000,000		Sri Lanka, Government of, Sr. Unsecd. Note, 144A, 5.750%, 4/18/2023	1,001,962
2,500,000		Sri Lanka, Government of, Sr. Unsecd. Note, 144A, 7.550%, 3/28/2030	2,528,429
1,575,000		Sri Lanka, Government of, Sr. Unsecd. Note, 144A, 7.850%, 3/14/2029	1,629,923
3,400,000		Turkey, Government of, 3.250%, 3/23/2023	3,218,508
1,000,000		Turkey, Government of, 5.125%, 2/17/2028	930,000
1,500,000		Turkey, Government of, 6.875%, 3/17/2036	1,477,752
1,000,000		Turkey, Government of, Sr. Unsecd. Note, 4.875%, 4/16/2043	794,812
1,200,000		Turkey, Government of, Sr. Unsecd. Note, 5.125%, 3/25/2022	1,212,000
400,000		Turkey, Government of, Sr. Unsecd. Note, 5.625%, 3/30/2021	408,675
3,200,000		Turkey, Government of, Sr. Unsecd. Note, 5.750%, 5/11/2047	2,740,000
4,000,000		Turkey, Government of, Sr. Unsecd. Note, 6.000%, 3/25/2027	3,957,600
2,000,000		Turkey, Government of, Sr. Unsecd. Note, 6.125%, 10/24/2028	1,967,320
1,340,000		Turkey, Government of, Sr. Unsecd. Note, 6.350%, 8/10/2024	1,380,200
1,000,000		Turkey, Government of, Sr. Unsecd. Note, 8.000%, 2/14/2034	1,101,190
2,000,000		Ukraine, Government of, Sr. Unsecd. Note, REGS, 7.750%, 9/1/2022	2,127,000
2,000,000		Ukraine, Government of, Sr. Unsecd. Note, REGS, 7.750%, 9/1/2023	2,137,500
5,800,000		Ukraine, Government of, Sr. Unsecd. Note, REGS, 7.750%, 9/1/2025	6,220,500
1,505,000	[3]	Ukraine, Government of, Unsecd. Note, Series GDP, 144A, 0.000%, 5/31/2040	1,412,834
4,750,000		Uruguay, Government of, Sr. Unsecd. Note, 4.975%, 4/20/2055	5,557,547
400,000		Uruguay, Government of, Sr. Unsecd. Note, 5.100%, 6/18/2050	479,000
4,653,000		Venezuela, Government of, 7.000%, 3/31/2038	482,749
6,920,000		Venezuela, Government of, 8.250%, 10/13/2024	717,950
2,000,000		Venezuela, Government of, 9.250%, 5/7/2028	207,500
		TOTAL	286,821,595
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $285,107,825)	288,244,767
		U.S. TREASURY—0.1%
500,000		United States Treasury Note, 1.000%, 11/15/2019 (IDENTIFIED COST $491,289)	499,829
		INVESTMENT COMPANY—1.9%
15,982,156		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.93%[4] (IDENTIFIED COST $15,985,487)	15,986,951
		TOTAL INVESTMENT IN SECURITIES—98.4% (IDENTIFIED COST $798,417,037)[5]	829,524,868
		OTHER ASSETS AND LIABILITIES - NET—1.6%[6]	13,382,783
		TOTAL NET ASSETS—100%	$842,907,651
At October 31, 2019, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
[3]United States Treasury Note 10-Year Short Futures	239	$31,140,953	December 2019	$231,644
[3]United States Treasury Long Bond Short Futures	43	$6,939,125	December 2019	$3,899
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$235,543
Annual Shareholder Report

At October 31, 2019, the Fund had the following outstanding foreign exchange contracts:
Settlement Date		Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
11/4/2019	Morgan Stanley	4,490,000 BRL	$1,120,399	$(838)
11/14/2019	Morgan Stanley	3,850,750,000 COP	$1,116,321	$22,604
11/14/2019	BNP Paribas SA	22,220,000 MXN	$1,120,496	$32,823
11/14/2019	BNP Paribas SA	22,419,760 MXN	$1,100,000	$63,687
11/29/2019	BNP Paribas SA	1,100,000 AUD	$739,035	$19,774
11/29/2019	Barclays Bank PLC Wholesale	2,000,000 AUD	$1,394,913	$(15,260)
11/29/2019	Bank of America N.A.	1,526,016 CAD	$1,150,000	$8,682
11/29/2019	JPMorgan Chase	4,000,000 EUR	$4,495,200	$(26,799)
11/29/2019	Barclays Bank PLC Wholesale	12,700,000 NOK	$1,468,197	$(87,018)
11/29/2019	Morgan Stanley	1,925,000 NZD	$1,208,380	$26,400
11/29/2019	Barclays Bank PLC Wholesale	2,200,000 NZD	$1,468,567	$(57,390)
Contracts Sold:
11/4/2019	Morgan Stanley	4,490,000 BRL	$1,074,317	$(45,245)
11/14/2019	Morgan Stanley	3,850,750,000 COP	$1,145,716	$6,791
11/14/2019	BNP Paribas SA	44,639,760 MXN	$2,281,263	$(35,743)
11/29/2019	JPMorgan Chase	667,000 AUD	$455,548	$(4,567)
11/29/2019	Morgan Stanley	1,216,500 AUD	$839,469	$295
11/29/2019	State Street Bank & Trust Co.	4,000,000 EUR	$4,403,473	$(64,928)
11/29/2019	Barclays Bank PLC Wholesale	1,330,000 NZD	$854,283	$1,162
11/29/2019	JPMorgan Chase	1,465,000 NZD	$935,534	$(4,181)
12/18/2019	BNP Paribas SA	730,000 EUR	$809,598	$(7,057)
12/18/2019	CITIBANK N.A.	1,630,000 EUR	$1,793,936	$(29,553)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(196,361)
At October 31, 2019, the Fund had the following open swap contracts:
Credit Default Swap
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 10/31/2019[7]	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Citigroup, Inc.	Republic of Argentina	Buy	5.00%	12/20/2024	47.86%	$1,300,000	$791,373	$759,980	$31,393
Goldman Sachs and Co.	Republic of Brazil	Buy	1.00%	12/20/2024	1.22%	$4,000,000	$41,640	$75,264	$(33,624)
Goldman Sachs and Co.	Republic of Chile	Buy	1.00%	12/20/2024	0.43%	$2,000,000	$(56,078)	$(60,357)	$4,279
Goldman Sachs and Co.	Republic of Colombia	Buy	1.00%	12/20/2024	0.81%	$6,000,000	$(55,517)	$(16,912)	$(38,605)
Barclays Capital, Inc.	Republic of Indonesia	Buy	1.00%	12/20/2024	0.76%	$2,000,000	$(23,205)	$(5,778)	$(17,427)
Barclays Capital, Inc.	Republic of Peru	Buy	1.00%	12/20/2024	0.53%	$2,000,000	$(46,514)	$(38,200)	$(8,314)
Goldman Sachs and Co.	Republic of South Africa	Buy	1.00%	12/20/2024	1.92%	$5,000,000	$212,702	$194,585	$18,117
Citigroup, Inc.	Republic of Turkey	Buy	1.00%	12/20/2024	3.45%	$5,800,000	$615,721	$714,736	$(99,015)
TOTAL CREDIT DEFAULT SWAPS							$1,480,122	$1,623,318	$(143,196)
At October 31, 2019, the Fund had the following outstanding written options contracts:
Description	Notional Amount	Expiration Date	Exercise Price	Value
Bank of America Merril Lynch USD PUT/CAD CALL (PUT-Option)	$1,150,000	December 2019	$1.30	$(2,243)
(Premiums Received $5,434)				$(2,243)
Net Unrealized Appreciation (Depreciation) on Futures, Foreign Exchange Contracts, the value of Swap Contracts and Written Options Contracts is included in “Other Assets and Liabilities—Net.”
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated
Annual Shareholder Report

fund holdings during the period ended October 31, 2019, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2018	13,480,436
Purchases/Additions	548,690,255
Sales/Reductions	(546,188,535)
Balance of Shares Held 10/31/2019	15,982,156
Value	$15,986,951
Change in Unrealized Appreciation/Depreciation	$2,031
Net Realized Gain/(Loss)	$(301)
Dividend Income	$303,927
1	Perpetual Bond Security. The maturity date reflects the next call date.
2	Discount rate at time of purchase.
3	Non-income-producing security.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $798,857,277.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
7	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of October 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$524,793,321	$—	$524,793,321
Foreign Governments/Agencies	—	288,244,767	—	288,244,767
U.S. Treasury	—	499,829	—	499,829
Investment Company	15,986,951	—	—	15,986,951
TOTAL SECURITIES	$15,986,951	$813,537,917	$—	$829,524,868
Other Financial Instruments
Assets
Futures Contracts	$235,543	$—	$—	$235,543
Foreign Exchange Contracts	—	182,218	—	182,218
Swap Contracts	—	1,661,436	—	1,661,436
Written Option Contracts	—	—	—	—
Liabilities
Futures Contracts	$—	$—	$—	$—
Foreign Exchange Contracts	—	(378,579)	—	(378,579)
Swap Contracts	—	(181,314)	—	(181,314)
Written Option Contracts	—	(2,243)	—	(2,243)
TOTAL OTHER FINANCIAL INSTRUMENTS	$235,543	$1,281,518	$—	$1,517,061
The following acronyms are used throughout this portfolio:
CAD	—Canadian Dollar
AUD	—Australian Dollar
BRL	—Brazilian Real
CJSC	—Closed Joint Stock Company
COP	—Colombian Peso
EGP	—Egyptian Pound
EMTN	—Euro Medium Term Note
EUR	—Euro Currency
GMTN	—Global Medium Term Note
JSC	—Joint Stock Company
MTN	—Medium Term Note
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
OTC	—Over-the-counter
RUB	—Russian Ruble
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)1
	Year Ended October 31,			Period Ended 10/31/2016[2]	Year Ended November 30,
	2019	2018	2017		2015	2014
Net Asset Value, Beginning of Period	$9.28	$10.21	$10.24	$9.49	$9.77	$9.16
Income From Investment Operations:
Net investment income	0.54	0.51[3]	0.56[3]	0.53[3]	0.54[3]	0.54[3]
Net realized and unrealized gain (loss)	0.68	(0.89)	0.06	0.41	(0.82)	0.07
TOTAL FROM INVESTMENT OPERATIONS	1.22	(0.38)	0.62	0.94	(0.28)	0.61
Less Distributions:
Distributions from net investment income	(0.53)	(0.54)	(0.57)	(0.19)	—	—
Distributions from net realized gain	—	(0.01)	(0.08)	—	—	—
TOTAL DISTRIBUTIONS	(0.53)	(0.55)	(0.65)	(0.19)	—	—
Net Asset Value, End of Period	$9.97	$9.28	$10.21	$10.24	$9.49	$9.77
Total Return[4]	13.41%	(3.68)%	6.35%	9.95%	(2.86)%	6.66%
Ratios to Average Net Assets:
Net expenses	0.05%	0.05%	0.06%	0.07%[5]	0.06%	0.04%
Net investment income	5.54%	5.22%	5.54%	5.81%[5]	5.57%	5.61%
Expense waiver/reimbursement[6]	—%	—%	0.00%[7]	—%	—%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$842,908	$786,476	$761,780	$850,890	$908,905	$1,045,464
Portfolio turnover	87%	109%	67%	82%	133%	124%
1	Emerging Markets Fixed Income Core Fund (the “Predecessor Fund”) was reorganized into Emerging Markets Core Fund (the “Fund”) as of the close of business on June 17, 2016. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations. As a result of reorganization, the Fund effected a 3.624 for 1 share split. As a result of the share split: (1) the number of outstanding shares increased by a factor of 3.624; and (2) since the Fund's total number of shares outstanding increased, the net asset value per Fund Share (NAV/Share) decreased. The share split did not affect the value of the Fund's net assets or each shareholders proportional ownership interest in those assets. Per share data has been restated for the periods prior to the reorganization.
2	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2019
Assets:
Investment in securities, at value including $15,986,951 of investment in an affiliated holding* (identified cost $798,417,037)	$829,524,868
Cash	141,498
Cash denominated in foreign currencies (identified cost $469,896)	453,980
Restricted cash (Note 2)	439,658
Income receivable	9,908,147
Income receivable from an affiliated holding	16,978
Swaps, at value (premium paid $1,744,565)	1,661,436
Receivable for investments sold	4,848,460
Receivable for shares sold	950,000
Unrealized appreciation on foreign exchange contracts	182,218
TOTAL ASSETS	848,127,243
Liabilities:
Payable for investments purchased	$3,552,909
Written options outstanding (premium $5,434), at value	2,243
Unrealized depreciation on foreign exchange contracts	378,579
Payable for daily variation margin on futures contracts	270,748
Income distribution payable	575,851
Swaps, at value (premium received $121,247)	181,314
Payable for periodic payments to swap contracts	38,799
Accrued expenses (Note 5)	219,149
TOTAL LIABILITIES	5,219,592
Net assets for 84,581,422 shares outstanding	$842,907,651
Net Assets Consist of:
Paid-in capital	$835,438,069
Total distributable earnings (loss)	7,469,582
TOTAL NET ASSETS	$842,907,651
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$842,907,651 ÷ 84,581,422 shares outstanding, no par value, unlimited shares authorized	$9.97
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2019
Investment Income:
Interest	$45,923,999
Dividends (including $303,927 received from an affiliated holding* and net of foreign taxes withheld of $282,128)	1,029,933
TOTAL INCOME	46,953,932
Expenses:
Administrative fee (Note 5)	$10,845
Custodian fees	119,716
Transfer agent fee	60,462
Directors'/Trustees' fees (Note 5)	7,352
Auditing fees	37,381
Legal fees	10,741
Portfolio accounting fees	165,065
Share registration costs	301
Printing and postage	16,103
Taxes	300
Commitment fee (Note 8)	11,165
Miscellaneous (Note 5)	12,686
TOTAL EXPENSES	452,117
Net investment income	46,501,815
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments(including foreign taxes withheld of $(7,258)) (including net realized loss of $(301) on sales of investments in an affiliated holding*)	3,030,464
Net realized gain on foreign currency transactions	132,858
Net realized gain on foreign exchange contracts	981,014
Net realized loss on futures contracts	(3,172,073)
Net realized gain on written options	441,233
Net realized gain on swap contracts	451,592
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $2,031 on investments in an affiliated holding*)	55,896,653
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	(6,479)
Net change in unrealized depreciation of foreign exchange contracts	343,620
Net change in unrealized appreciation of futures contracts	235,543
Net change in unrealized appreciation of written options	3,191
Net change in unrealized depreciation of swap contracts	121,542
Net realized and unrealized gain (loss) on investments, futures contracts, written options, foreign exchange contracts, swap contracts and foreign currency transactions	58,459,158
Change in net assets resulting from operations	104,960,973
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
	Year Ended 10/31/2019	Year Ended 10/31/2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	46,501,815	42,469,534
Net realized gain (loss)	1,865,088	(22,425,213)
Net change in unrealized appreciation/depreciation	56,594,070	(49,665,375)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	104,960,973	(29,621,054)
Distributions to Shareholders	(45,412,522)	(47,208,101)
Share Transactions:
Proceeds from sale of shares	283,097,860	197,316,800
Net asset value of shares issued to shareholders in payment of distributions declared	35,398,643	34,060,339
Cost of shares redeemed	(321,613,281)	(129,851,650)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,116,778)	101,525,489
Change in net assets	56,431,673	24,696,334
Net Assets:
Beginning of period	786,475,978	761,779,644
End of period	$842,907,651	$786,475,978
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2019
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Emerging Markets Core Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses.
Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
The primary investment objective of the Fund is to achieve total return on its assets. Its secondary investment objective is to achieve a high level of income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Funds Board of Trustees (the “Trustees”).
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. Prior to June 20, 2016, as a partnership, the Fund was not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gain, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). As of and during the year ended October 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or a specified amount of Restricted cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into interest rate swap contracts to seek to manage country, duration, security and market risks. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The Fund uses credit default swaps to seek to manage country, duration, security and market risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at October 31, 2019, is $0. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap contracts outstanding, at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $39,469,231. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and manage currency and duration risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $36,306,257. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase yield, income and return, and to manage currency risk and market risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $464,503 and $425,842, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Option Contracts
The Fund buys or sells put and call options to seek to increase return. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The average market value of purchased put and call options held by the Fund throughout the period was $5,436 and $54,958, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $5,235 and $54,319, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments. At October 31, 2019, the Fund had no outstanding purchased options.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts		$—	Payable for daily variation margin on futures contracts	$(235,543)*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	182,218	Unrealized depreciation on foreign exchange contracts	378,579
Credit contracts	Swaps, at value	1,661,436	Swaps, at value	181,314
Equity contracts		—	Written option contracts outstanding, at value	2,243
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,843,654		$326,593
*	Includes cumulative net appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Option Contracts[1]	Written Option Contracts	Total
Interest rate contracts	$—	$(3,172,073)	$—	$—	$—	$(3,172,073)
Foreign exchange contracts	—	—	981,014	(538,294)	441,233	883,953
Credit contracts	451,592	—	—	—	—	451,592
TOTAL	$451,592	$(3,172,073)	$981,014	$(538,294)	$441,233	(1,836,528)
1	The net realized loss on Purchased Option Contracts is found within the Net realized gain on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Option Contracts[2]	Written Option Contracts	Total
Interest rate contracts	$—	$235,543	$—	$—	$—	$235,543
Foreign exchange contracts	—	—	343,620	147,746	3,191	494,557
Credit contracts	121,542	—	—	—	—	121,542
TOTAL	$121,542	$235,543	$343,620	$147,746	$3,191	$851,642
2	The net change in unrealized depreciation of Purchased Option Contracts is found within the Net change in unrealized depreciation of investments on the Statement of Operations.
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of October 31, 2019, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$1,661,436	(181,314)	$(1,480,122)	$—
Foreign Exchange Contracts	182,218	(182,218)	—	—
TOTAL	$1,843,654	$(363,532)	$(1,480,122)	$—

Transaction	Gross Liability/ Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$181,314	$(181,314)	$—	$—
Foreign Exchange Contracts	378,579	(182,218)	—	196,361
TOTAL	$559,893	$(363,532)	$—	$196,361
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes capital stock activity:
	Year Ended 10/31/2019	Year Ended 10/31/2018
Shares sold	29,366,893	20,021,998
Shares issued to shareholders in payment of distributions declared	3,651,245	3,501,570
Shares redeemed	(33,201,814)	(13,369,556)
NET CHANGE RESULTING FROM INVESTMENT SHARE TRANSACTIONS	(183,676)	10,154,012
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$45,412,522	$46,800,801
Long-term capital gains	$—	$407,300
As of October 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$(316,586)
Net unrealized appreciation	$30,649,871
Capital loss carryforwards	$(22,863,703)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales, mark to market of foreign exchange contracts, futures contracts and swap contracts and discount accretion/premium amortization on debt securities.
Annual Shareholder Report

At October 31, 2019, the cost of investments for federal tax purposes was $798,857,277. The net unrealized appreciation of investments for federal tax purposes was $30,670,782. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $51,253,034 and net unrealized depreciation from investments for those securities having an excess of cost over value of $20,582,252. The amounts presented are inclusive of derivative contracts.
At October 31, 2019, the Fund had a capital loss carryforward of $22,863,703 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retains their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$15,808,986	$7,054,717	$22,863,703
The Fund used capital loss carryforwards of $2,210,656 to offset capital gains realized during the year ended October 31, 2019.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to initially voluntarily reimburse operating expenses (excluding extraordinary expenses, and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Certain of the Fund's assets are managed by Federated Investors (UK) LLP (the “Sub-Adviser”) an affiliate of the Adviser. Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.49% of the portion managed by the Sub-Adviser of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2019, the Sub-Adviser earned a fee of $1,218,664.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Interfund Transactions
During the year ended October 31, 2019, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $1,583,470 and $18,665,710, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of October 31, 2019, a majority of the shares of beneficial interest outstanding are owned by an affiliate of the Adviser.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2019, were as follows:
Purchases	$695,213,738
Sales	$704,409,256
7. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
Annual Shareholder Report

8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2019, the Fund had no outstanding loans. During the year ended October 31, 2019, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds.
As of October 31, 2019, there were no outstanding loans. During the year ended October 31, 2019, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE board of trustees of federated CORE trust and SHAREHOLDERS OF emerging markets core fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Emerging Markets Core Fund (the “Fund”) (one of the portfolios constituting Federated Core Trust (the “Trust”)), including the portfolio of investments, as of October 31, 2019 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Core Trust) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
December 20, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period[1]
Actual	$1,000	$1,054.80	$0.26
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.95	$0.26
1	Expenses are equal to the Fund's annualized net expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised four portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: November 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 President and Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
EMERGING MARKETS CORE FUND (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other Federated Funds and a limited number of other accredited investors.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates (collectively, “Federated”) may receive compensation for managing assets invested in the Fund.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser and subadviser, including fees received for services provided to the Fund by Federated and research services received by the Adviser from brokers that execute Federated Fund trades.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without
Annual Shareholder Report

management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, sub-adviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
The Board was informed by the Adviser that, for the periods covered by the CCO Fee Evaluation Report, the Fund outperformed its benchmark index for the three-year period and underperformed its benchmark index for the one-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates
Annual Shareholder Report

frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts was appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at www.FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category. Select a Fund to access the “Documents” tab. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information at www.FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category. Select a Fund to access the “Characteristics” tab.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.
Emerging Markets Core Fund

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Placement Agent
CUSIP 31409N887
Q453025 (12/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $142,600

Fiscal year ended 2018 - $141,324

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $25,338 and $30,069 respectively. Fiscal year ended 2019- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $555,718

Fiscal year ended 2018 - $1,102,200

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involves the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders can vote on the election of members to the Hermes Fund’s committee is not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 28, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report)that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Core Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date December 20, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 20, 2019